SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 4, 2018

One Horizon Group, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-36530	46-3561419
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

34 South Molton Street, London W1K 5RG, United Kingdom

(Address of Principal Executive Offices)

+44(0)20 7409 5248

(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into Definitive Material Agreement.
Item 3.02	Unregistered Sales of Equity Securities

On October 4, 2018, we entered into a Securities Purchase Agreement with First Choice International Company, Inc., an accredited investor, for the sale of 4,250,000 units, each consisting of one share of our common stock and one warrant to purchase an additional share of our common stock, for a purchase price of $425,000. The warrants are exercisable on or before October 4, 2019 at an exercise price of $0.20 per share, subject to certain anti-dilution adjustments. We have agreed to file a registration statement for the resale of the shares and the shares issuable upon exercise of the warrants.

 The issuance of the foregoing shares and warrants were exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The certificates representing the foregoing shares were endorsed with the customary Securities Act restrictive legend.

Item 7.01	Regulation FD Disclosure.

On October 9, 2018, One Horizon Group, Inc. (the “Company”) issued a press release announcing that it had acquired a direct eighty percent ownership interest in the software, source code and other intellectual property underpinning the 123Wish experience marketplace platform operated by its subsidiary, 123Wish. A copy of the press release is annexed as Exhibit 99.1 to this report.

The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Form of Warrant issued to First Choice International Company, Inc. (included as Exhibit A to Securities Purchase Agreement filed as Exhibit 10.1 to this report).
10.1	Securities Purchase Agreement dated as of October 4, 2018 with First Choice International Company, Inc.
99.1	Text of press release issued by One Horizon Group, Inc. on October 9, 2018.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2018

ONE HORIZON GROUP, INC.

By:	/s/ Martin Ward
Name: Martin Ward
Title: Chief Financial Officer